Investor overview March 15, 2017 Exhibit 99.1

Safe Harbor Any statements about future expectations, plans, and prospects for the Company, including statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to product development and commercialization, limited demand for the Company’s products, risks associated with competition, uncertainties associated with regulatory agency approvals, competitive pricing pressures, downturns in the economy, the risk of potential intellectual property litigation, acquisition related risks, and other factors discussed in our most recent quarterly or annual report filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this document. While the Company anticipates that subsequent events and developments will cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any later date.

This presentation includes non-GAAP financial measures that are not in accordance with, nor an alternative to, generally accepted accounting principles and may be different from such non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Management uses non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share to evaluate the Company's operating performance against past periods and to budget and allocate resources in future periods. These non-GAAP measures also assist management in understanding and evaluating the underlying baseline operating results and trends in the Company’s business. With respect to forwarding looking measures, we provide an outlook for our non-GAAP operating margins and earnings. We do not provide operating margin or earnings outlook on a GAAP basis. Many of the items that we exclude from our Non-GAAP operating margin and earnings calculations, such as amortization of intangibles, acquisition related costs, restructuring expenses, and one-time tax adjustments, are less capable of being controlled or reliably predicted by management. These items could cause our GAAP operating margins and earnings to vary materially from the corresponding Non-GAAP figures presented in our outlook statements. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on our reported results and, therefore, should not be relied upon as the sole financial measures to evaluate our financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures can be found in the appendix to this presentation and our Second Quarter FY2017 press release issued March 6, 2017 available at our website http://investor.analogic.com. Use of Non-GAAP Financial Measures

50 Years of Imaging Innovation Founded in 1967 Advancing image guidance technology for medical and security Global research, engineering, and operations Fiscal 2016 Highlights: $509 million revenue $3.54 Non-GAAP* EPS Operating cash of $33 million, Free cash flow** of $20 million 1,500 employees worldwide * Non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. . ** Free cash flow is defined as operating cash flow minus capital expenditures of $13M in FY16

Our Imaging Technology Drives Innovative Products Material Science Signal and image processing Precision A/D conversion Precision RF/Power Amplification Imaging & Guidance “Core Technologies” “Critical Imaging Chain” Mammo Ultrasound Probes High voltage power supplies High power amplifiers Pulsed RF power Selenium direct conversion detectors U/S probes that go inside body GPU based design Synthetic Aperture “Full Systems” MRI CT Data Management Systems Non-contact power Urology & Surgery Handheld Medical CT Security CT EMED & Anesthesia Intuitive User interface Real time Image guidance Min invasive procedure guidance Modular design CT Designed for reliability High performance, high reliability Threat detection 2D Transducer ASIC ultrasound

Our Business Segments Medical Imaging Ultrasound Security & Detection 57% of revenues* 32% of revenues* 11% of revenues* Increase content with OEMs Leverage common platforms Drive growth in emerging markets Focus in Urology and Surgery Expand into General Imaging with technology partner Exploit opportunities in EMED and Anesthesia Drive share in checked baggage Position CT for checkpoint adoption Enter RapidDNA market * Percent revenues as of the end of fiscal 2016

Moving to the Next Level of Performance Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. Inconsistent results in recent years requires renewed focus

ULTRASOUND

FY2017 Ultrasound Restructuring 90 day assessment of Ultrasound has been completed Objective Plan Resize expense structure to align with growth opportunities Define new Leadership structure in Ultrasound Consolidate R&D and service with closing of Vancouver Optimize manufacturing, sales, marketing and G&A across business Focus product portfolio to maximize margins and growth Focus in markets of Urology, Surgery, key areas in POC, General Imaging Brooks West started, fully accountable for Ultrasound business

Focused Ultrasound Market Opportunities Global Ultrasound Market 2016 ($6.4 billion) 1 POC – Point of care 2 EMED: Emergency Medicine Revenue Growth Rate by Application (’15-’20) BK Ultrasound Markets ($0.6B) Partner Markets ($3B) Source: IHS 2016 Oncura Market ($0.2B) Technology Partnerships Focused Approach Served Market 2016 ($3.8 billion)

Portfolio Optimization *Analogic Patented and Trademarked Technology Surgical Guidance bk5000 Urology bk3000 General Imaging Partnerships Point of Care Anesthesia/EMED Handheld and Vet bk3500 Portfolio Optimization

Ultrasound: Turnaround Opportunity Sales growth has not matched our pace of investment Focus on optimizing portfolio and improving operating profit FY17 and FY18 estimates are based on mid-point of range Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. Non-GAAP Op. Margin Mid single digit declines in FY17, FY18 flat to down Negative non-GAAP op margins in FY17 returning to mid-single digit op margins in FY18

Medical Imaging

Guidance in Medical Imaging Computed Tomography Digital Mammography Magnetic Resonance

Increasing Value with Full Systems Data Acquisition Subsystem Detection Management Subsystem Power & Data Management CT Imaging engine Image Reconfiguration GE OPTIMA NM/CT 640 Accuray TomoTherapy Anke 16-Slice CT

Qinghai Xinjiang Inner Mongolia Tibet Guizhou Zhejiang Fujian Gansu Ningxia Shanxi Shanxi Hebei Heilongjiang Jilin Liaoning Shandong Jiangsu Henan Anhui Hubei Hunan Jiangxi Yunnan Sichuan Chongqing Guangxi Guangdong Ruggedized CT Gantry Installations Beijing > 185 installed through Feb. 2017

Magnetic Resonance Power Sub-systems RF Amplifier Gradient Amplifier Enabled 3T wide bore systems Common platforms and modular design Design wins with new market entrants

Digital Mammography Detector Sub-Systems Analogic Enables Best Detection Superior Se Based Technology Premium 3D tomo performance Lower dose with best image quality Fastest Image acquisition US installed base of 2D is ~ 11,000 systems, more than 5000 are 7+ years Replacement cycle is moving to 3D

Medical Imaging: Solid Profitability OEM sourcing decisions effect short term revenue growth Margin improvement driven by product/customer mix and cost initiatives FY17 estimates are based on mid-point of range Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. Low-single digit revenue declines High-teens non-GAAP operating margins

Security and Detection

Checked Baggage Opportunities with Leading OEMs North America Replacement Demand 1800 sockets TSA extended EDS life from 10 to 15 years to prepare for next gen purchases Canada completing purchases of high-speed EDS systems Europe and Middle East Increasing Momentum 2000 sockets Early adoption underway EU standard 3 being implemented Middle East expanding hubs Asia-Pacific Major Hub First Adopters 2700 sockets China and India growth markets Major hubs follow US/EU Souce: Market Reports, Customer and Analogic Estimates Medium Speed High Speed HI-SCAN 10080 XCT High Speed

Checkpoint CT Under Evaluation ConnectCT accepted into TSA laboratory for formal certification testing; International certification testing in early 2017 Commercial trials with CT in Europe validated a 2X operational improvement with over 1.3 million bags scanned while improving detection ConnectCT can dramatically reduce passenger wait times while providing best-in-class security

Upside Potential in Rapid DNA DNA profile generated in under 84 minutes vs. weeks in federal labs Significant market opportunity for law enforcement and government agencies FBI NDIS (National DNA Index System) approval achieved for domestic 4-color version Evaluation currently underway for new global standard using 6-color version RapidDNA legislation passed in the Senate, pending approval in House of Representatives

Security and Detection: Strong Leverage Revenue growth driven by international high speed tenders and upside with Checkpoint CT and RapidDNA Strong double digit revenue growth Mid-teens non-GAAP operating margins FY17 estimates are based on mid-point of range Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation.

Financial Outlook

Financial Outlook FY17 - Expect flat revenue growth with non-GAAP operating margin between 10.0% and 11.5% resulting in non-GAAP diluted EPS of between $3.00 and $3.45 Fiscal 2018 - Total company revenues expected to be down low-single digits with Non-GAAP operating margins up approximately 1 point. Long Term – Mid-single digit revenue growth by FY19 with non-GAAP operating margin expansion of approximately 1 pt. per year FY17 estimates are based on mid-point of range Non-GAAP operating margin and non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation.

Strong Balance Sheet and Consistent Cash Flows 1 As of July 31, 2015 Includes $12MM tax refund $153M1 of cash/investments with no long term debt - YTD operating cash flow of $41M, Free cash flow of $35M Capital allocation through ongoing investment, M&A and share re-purchase $15 million share repurchase program in place 1 As of January 31, 2017 Includes $15MM settlement for BK matter . * Free cash flow is defined as operating cash flow minus capital expenditures of $31M in FY12, $24M in FY13, $11 in FY14, $10 in FY15, and $13M in FY16

Appendix

Q2 FY17 Financial Highlights Strength in Security Offset by Ultrasound and Medical Imaging * Non-GAAP operating margin/income figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation and in Analogic’s Q2 FY 2017 earnings release available at http://investor.analogic.com. Revenue $132M, up 3% on growth in Security GAAP Gross Margin 44%, down 2 pts. GAAP Operating Margin 7%, Non-GAAP* Operating Margin of 13% GAAP EPS $0.59, up $0.83 Includes $8.2 million, $0.41 per share, benefit on contingent consideration adjustment on lower forecasted revenues from Oncura Includes $10.4 million, $0.52 per share, on impairment charges Non-GAAP* EPS $0.99, down $0.19 Non-GAAP EPS $0.55 $1.18 $0.80 $1.02 $0.43 $0.99 GAAP EPS $0.11 $(0.24) $0.40 $0.70 $0.20 $0.59 Total restructuring charges of up to $5.0 million in FY17, $0.5 million recorded in Q2 FY17. Cost savings between $12 - $15 million in FY18

FY17 FY16 Revenue $M and Non-GAAP* Operating Margin Trend Non-GAAP Operating Margin* Non-GAAP OM 16% 21% 18% 20% 12% 20% GAAP OM 10% 16% 14% 17% 10% 17% 10% 9% 19% 16% 18% 15% 2% -2% 14% 11% 17% 9% FY17 FY16 -5% 7% -5% 4% -11% -2% -13% -23% -13% -2% -16% -11% Operating Performance by Segment Medical Imaging revenue down -2% on decreases in CT and Mammography offset by favorability in MRI; non-GAAP op margin is flat Ultrasound down -7%. Delays in general imaging and lower OEM probes offset by strength in Europe and China; non-GAAP op margin down 8 pts due to lower sales volume and higher comparative operating expenses from Oncura acquisition Security & Detection revenue up 71% on higher volume in international high speed and Rapid DNA; non-GAAP op margin up 6 pts. from operating leverage at higher volume * Non-GAAP operating margin/income figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation and in Analogic’s Q2 FY 2017 earnings release available at http://investor.analogic.com.

Working Capital and Cash Flow (Amounts may not foot due to rounding to millions) Operating cash flow of $14M in Q2, Cap Ex at $2M resulting in Free cash flow of $12M Accounts receivables lower driving DSO down by 3 days sequentially to 53 days Inventory down $2M sequentially on higher volume of shipments *Free cash flow is defined as operating cash flow minus capital expenditures

FY17 and Long Term Outlook FY17 - Expect flat revenue growth with non-GAAP operating margin between 10.0% and 11.5% resulting in non-GAAP diluted EPS of between $3.00 and $3.45 Ultrasound: Mid-single digits revenue declines with negative low-single digit op margin Restructuring actions will disrupt FY17 and benefit longer term General imaging delays through end of year, FY18 shipments to begin Direct Ultrasound growth driven by Urology and Surgery at mid-single digits Medical Imaging: Low single digit revenue declines with continued high teens operating margins Sourcing decisions by significant OEM in CT to affect revenue growth in FY17 and FY18 Highly Ruggedized CT system growth in China MRI and Mammography softening Security and Detection: Strong double digit revenue growth with mid-teens operating margin Solid growth outlook with strong backlog from International high speed tenders Fiscal 2018 - Total company revenues expected to be down low-single digits with Non-GAAP operating margins up approximately 1 point. Long Term – Mid-single digit revenue growth by FY19 with non-GAAP operating margin expansion of approximately 1 pt. per year

Non-Gaap Reconciliation

Non-GAAP Statement of Operations Reconciliation (Amounts may not foot due to rounding to millions)

Non-GAAP Statement of Operations Reconciliation (Amounts may not foot due to rounding to millions)

Non-GAAP Segment Financial Reconciliation (Amounts may not foot due to rounding to millions)